Investor Relations Presentation May, 2013 Exhibit 99.1

Safe Harbor Statement

Any statements set forth herein that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding
Diodes Incorporated’s 2Q 2013 business outlook update, which includes the following: a summary of the guidance for GAAP and non-GAAP financial measures as follows on revenue of $206 million to $218 million for both GAAP and non-GAAP; sequential growth of 16% to 23% for both GAAP and non-
GAAP; gross margin (% of revenue) of 25.0% to 29.0% for GAAP and 27.0% to 31.0% for non-GAAP; operating expense (% of revenue) of 22.6% to 24.6%
for GAAP and 20.3% to 22.3% for non-GAAP; tax rate of 14% to 20% for both GAAP and non-GAAP; and shares used to calculate GAAP and non-GAAP are anticipated to be approximately 47.4 million; and other statements identified by words such as “estimates,” “expects,” “projects,” “plans,” “will” and similar expressions.
Potential risks and uncertainties include, but are not limited to, such factors as: the possibility that the transaction may not be consummated, including as a result of any of the conditions precedent; the risk that BCD’s business will not be integrated successfully into the Company’s; the risk that the expected benefits of the acquisition may not be realized, including the realization of the accretive effect of the acquisition; the risk that BCD’s standards, procedures and controls will not be brought into conformance within the Company’s operation; difficulties coordinating the Company’s and BCD’s new product and process development, hiring additional management and other critical personnel, and increasing the scope, geographic diversity and complexity of the
Company’s operations; difficulties in consolidating facilities and transferring processes and know-how; difficulties in reducing the costs of BCD’s business;
the diversion of our management’s attention from the management of our business; Diodes’ business and growth strategy; the introduction and market reception to new product announcements; fluctuations in product demand and supply; prospects for the global economy; continued introduction of new products; Diodes’ ability to maintain customer and vendor relationships; technological advancements; impact of competitive products and pricing; growth in targeted markets; successful integration of acquired companies and/or assets; Diodes’ ability to successfully make additional acquisitions; risks of domestic and foreign operations, including excessive operation costs, labor shortages, higher tax rates and joint venture prospects; unfavorable currency exchange rates; availability of tax credits; Diodes’ ability to maintain its current growth strategy or continue to maintain its current performance and loadings in manufacturing facilities; our future guidance may be incorrect; the global economic weakness may be more severe or last longer than Diodes currently anticipate; and other information detailed from time to time in filings with the United States Securities and Exchange Commission.
This presentation also contains non-GAAP measures. See the Company’s press releases on May 9, 2013 titled, “Diodes Incorporated Reports First Quarter
2013 Financial Results” for detailed information related to the Company’s non-GAAP measures and a reconciliation of GAAP net income (loss) to non-GAAP net income (loss).

Management Representative

Rick White
CFO, Secretary, and Treasurer
CFO Since 2009
SR VP, Finance 3 years
Texas Instruments        25 years
Experience:
Partner, Tatum Partners
CFO, Optisoft
Vice President, TI Worldwide, Memory
Education:
MBA, Finance, University of Michigan
Bachelor’s Degree, Electrical Engineering, Oklahoma State University

Company Representative

Laura Mehrl
Director of Investor Relations
Since May 2010
Experience:
Director of Investor Relations, Diodes Incorporated, Plano, Texas
Senior Business Development Manager, STMicroelectronics, Carrollton, Texas
Sales Director for Analog Devices Inc., Shanghai, China
Product Marketing Manager at Texas Instruments (TI), Dallas, Texas
Senior Engineer at Lattice Semiconductor Inc., Hillsboro, Oregon
Wafer fab design engineer and product engineer at TI, Lubbock, Texas
Education:
MBA with concentration in International Marketing, Texas Tech University
BS in Electrical and Computer Engineering, University of Iowa

A leading global manufacturer and
supplier of high-quality application
specific, standard products within
the broad discrete, logic and analog
markets, serving the computing,
consumer, industrial,
communications and automotive
segments.
About Diodes Incorporated

Business Objective
To consistently achieve
above-market profitable growth,
utilizing our innovative and
cost-effective packaging technology,
suited for high volume, high growth
markets by leveraging process expertise
and design excellence to deliver high
quality semiconductor products.

2012 Total Semiconductor Market ($292 bn)
Significant Market Opportunity

$133 bn
$26 bn
$57 bn
$39 bn
$18 bn
Diodes’ SAM:
$9 - $11 bn
Diodes’ SAM:
$14 - $16 bn
Opto
$19 bn
Std Logic
Analog
Discrete
Micro/Special
Memory
Diodes’ SAM:
$2 - $4 bn

Packaging Capacity & Capability
Application Space
Power Density
Customer Base
Miniaturization
End Equipment Content
Product Performance
Product Breadth
Product Portfolio

Diodes Growth Strategy

Many Paths for Growth:
Product Portfolio
Product arena
Product line expansion
Performance enhancement
Application Space
Targeted end equipment
Broad customer base
Increased product coverage
Packaging Breadth
Broad packaging portfolio
Increased power density
Small form factor

2006
2010
Product Portfolio Progression

Discrete
Diodes
MOSFETs
Rectifiers
Transistors
Protection Devices
Analog
Power Management
Power Switches
Standard Linear
Sensors
LED Drivers
Logic
Low Voltage CMOS
High Speed CMOS
Advanced Ultra-Low
Power CMOS

Performance Enhancement

Diodes’ product upgrade has expanded our SAM.
SKY Rectifiers
MOSFETs
Bipolar LDO
DC-DC
(Asynchronous)
SBR®
(Super Barrier
Rectifiers) (Vb < 400v)
DIOFET
TM
(Low R
DS(on)
, Vb < 100V)
CMOS LDO
(Low power)
DC-DC
(Asynchronous, high current)
DIODESTAR
TM
Rectifiers
(Vb > 600v)
DIODESTAR
TM
MOSFETs
(Ultra low R
DS(on)
, Vb > 600V)
Low Noise LDO
DC-DC
(Synchronous, with
low & high current)

Efficiency, Functionality and Control for Smartphones

LCD Backlighting
LED Drivers
Boost Converters
Schottky Diodes
LCD / OLED Display Bias
LCD Bias ICs
OLED Bias ICs
Schottky Diodes
LED Flash Module
Camera Flash Drivers
ZXMN series MOSFETs
Keypad Backlighting
LED Drivers
Boost Converters
Schottky Diodes
System Voltage Conversion
Low Dropout Regulators
DC-DC Converters
Schottky Diodes
Low-Saturation Bipolar Transistors
GPS Antenna Detection
Current Monitors
Flip / Slide / Holstor Detection
Hall Effect Sensors
Hall Effect Drivers
Battery Power Management
USB Power Switches
Current Monitors
Charger ICs
Low-Saturation Bipolar Transistors
ZXMP series MOSFETs
RF Power Amplifier
Low Dropout Regulators
Audio Amplifier
Class D Amplifier

Strong Relationships Drive LCD/LED TV Product Roadmaps

LCD Display Buffer
40V High-gain BJT
System Power Conversion
Low Dropout Regulators
DC-DC Converters
Voltage References
Synchronous MOSFET Controllers
40V/100V SBR and Schottkys
Bridge Rectifier Diodes
LCD LED Backlighting
Current Monitors
400V High-gain NPN BJT
60V/100V High-gain NPN BJT
60V/100V N-channel MOSFETS
CCFL Backlighting
30V Low On-resistance MOSFETs
System Interface
USB Power Switches
Zener and TVS Arrays
System Power Management
Buck DC-DC Converters
Low Dropout Regulators
20V/30V/40V SBR® and Schottkys
30V P-Channel MOSFETs
30V Low-saturation PNP BJT
Antenna Tuner
DC-DC Converters
40V Schottkys
Audio Amplifier
Buck DC-DC Converters
Schottky Diodes
SBR
Class D Amplifier

DIODES
ZETEX
PRODUCTS
APPLICATIONS
NEWS
DIODESTAR

DIODES INCORPORATED

Product Breadth and Performance for Computing Platforms

LCD / LED Backlighting
LED Drivers
Boost Converters
Schottky Diodes
Battery Power Management
Current Monitors
Load Switches
Low-Saturation BJT
ZXMP series MOSFETs
System Voltage Conversion
Low Dropout Regulators
DC-DC Converters
Schottky Diodes
Low-Saturation BJT
Open / Close Detection
Hall Effect Sensors
Hall Effect Drivers
System Power Management
Buck DC-DC Converters
Low Dropout Regulators
Super Barrier Rectifiers
Schottky Diodes
P-Channel MOSFETs
Low-Saturation BJT
System Interface
USB Power Switches
Zener and TVS Arrays
Audio Amplifier
Buck DC-DC Converters
Schottky Diodes
Super Barrier Rectifiers
Class D Amplifier
Wireless Connectivity
DC-DC Converters
Low Dropout Regulators

Packaging Focus: Miniaturization and Power Efficiency
SOT143/SC82
SOT23F
SOT23/523
SC59
SOD-323F
SOD123/323
SOT666
SOT953/963
SOT26/363
SOT25/353
TSOT23-3/5/6
TO252
TO220/263/
ITO220S
SOT223
SIP-3/4
PM-III
QSOP16/20L
MSOP8/10
SOIC-8/10
TSSOP8
TSSOP14/16
SOIC14/16
PD-5
PD-123/323
Power DI 5060
Power DI 3030
Non-expose Pad
Power DI 3333
QFN 3~16 pin
0.4mm DFN
DFN1006-2
DFN0603-2
DFN0806-3
WL-CSP
DFN1114-3
Pyramid Stack
DFN5060-4
Bridge
Power DI 4040
Copper + Clip
SOLAR
PowerDI-5SP
E-CSP
Flip chip/Wafer Mold
QFN 32 pin
DFN4030C-12
DFN0808-4
0.35mm Thickness
SLP3010N9

Packaging Focus: Miniaturization and Power Efficiency
Power Efficiency
Miniaturization
DFN 0603-2 Possibly
the smallest Discrete
semiconductor package.
Compared to a TO252, the
PowerDI
®
5 package delivers
twice the power density from
a 55% smaller footprint.
PowerDI
®
5
TO252

FABTECH

DIODES

2001 – 2012 (CAGR: 33%)
32
30
28
26
24
22
20
18
16
14
12
10
8
6
4
2
0
1.3
2.1
3.4
5.4
8.2
11.8
15.4
16.7
20.3
16
23.2
27.8
25.3
30.0
24.2
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Efficient Manufacturing + Superior Processes

• Two discrete fabs, two analog fabs
in  Kansas City, Missouri (5” and 6”),
Oldham,United Kingdom (6”),  and
Shanghai  (6”) respectively
• Bipolar, BiCMOS, CMOS and BCD
process
• Strong engineering capabilities
Packaging
Wafer Fabs
Economies of Scale: Production Units in Shanghai (bn)
CapEx Model = 5% - 9% of  2013 Revenue
• Shanghai-based packaging with capacity
approximately 30 billion units
• Flexible and optimized manufacturing
process = low packaging cost
• Additional packaging facilities in Neuhaus,
Germany and joint  venture in Chengdu,
China

OSRAM | Hisense | tyco | SHINKO | BOSE | LAB126 | DELPHI | FUNAI

Huawei Technologies | SAGEM | RADIANCE | ECHOSTAR | intel | hp | QUALCOMM | LITEON | wistron

MOTOROLA | SHARP | EMC² | power-one | SAMSUNG | SIEMENS | AMD | Schneider Electric | DELTA

NOVATEL WIRELESS | Microsoft | LG Electronics | DELL | NVIDIA | PHILIPS | HELLA | FLEXTRONICS | ZTE

Panasonic | Roche | BOSCH | CMO | Haier | CELESTICA | Cisco Systems | AmTRAN | EMERSON | Pace | LEXMARK

Continental | BROADCOM | AUO | BRAUN | HARMAN | Honeywell | HTC | Inventec | RIM

COMPAL ELECTRONICS, INC. | muRata Innovator in Electronics | GE | technicolor | Jabil | Skyworth | CREE | SANMINA

DIODES INCORPORATED

Collaborative Customer Relationships Page 17 Quanta Hon Hai

70%
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
18.2%
8.1%
35.60%
18.1%
15.6%
-3 3%
59.9%
13.5%
16.9%
-0.5%
8.0%
-1.3%
4.0%
-12.2%
41.1%
34.4%
3.6%
-6.2%
-0.20%
-7.8%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Annual Revenue Growth Rates Outperforming the Industry Page 18 2003 to 2012 Growth Diodes Inc.: 19% SAM Industry: 4.3% Industry (Discrete + Analog + Logic) *Acquisition Years

(In millions)
2003 – 2012 (CAGR: 19%)
700
600
500
400
300
200
100
0
$137
$186
$215
$343
$401
$433
$434
$613
+41%
$635
+3.6%
$634
-0.2%
$177
1Q
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

Revenue Growth

Revenue Profile – 1Q2013
By Channel
By Region
By End Market

11%
79%
10%
Asia Pacific
Europe
North America
59%
41%
Distribution
OEM / EMS
29%
19%
17%
31%
4%
Industrial
Consumer
Communications
Automotive
Computing

First Quarter 2013 Financial Performance

In millions, except per share
1Q12 4Q12 1Q13 Q/Q Y/Y
Revenue $144.7 $163.3 $177.0 $13.7 $32.2
Revenue Growth 8.4% 22.3%
Gross Margin % (GAAP) 23.3% 26.5% 26.1% -40bp 280bp
Gross Margin % (non-GAAP) 23.3% 26.5% 27.1% 60bp 380bp
Operating Profit (GAAP) $33.7 $43.2 $46.2 $3.0 $12.5
Net Income (GAAP) $4.9 $4.1 -$1.9 -$6.0 -$6.8
Net Income (non-GAAP) $4.1 $6.2 $7.5 $1.3 $3.4
EPS (GAAP) $0.10 $0.09 -$0.04 -$0.13 -$0.14
EPS (non-GAAP) $0.09 $0.13 $0.16 $0.03 $0.07
Cash Flow from Operations $13.4 $16.4 $31.3 $14.9 $17.9
EBITDA (non-GAAP) $21.2 $24.1 $23.1 -$1.0 $1.9

Balance Sheet

Dec 31, 2012
Cash $130 $157 $200
Inventory $140 $153 $182
Current Assets $427 $491 $612
Total Assets $793 $920 $1145
Other Long-term Debt $  3 $ 44 $ 214
Total Liabilities $144 $200 $432
Total Equity $649 $720 $712
Mar 31, 2013
Dec 31, 2011
(adjusted)
In millions

2Q 2013 Business Outlook

A summery of the guidance for GAAP and non-GAAP financial measures as follows:
GAAP Non-GAAP
Revenue $(millions) $206 to $218 $206 to $218
Sequential growth (%) 16% to 23% 16% to 23%
Gross Margin (% of Revenue) 25.0% to 29.0% 27.0% to 31.0%
Operating Expense (% of Revenue) 22.6% to 24.6% 20.3% to 22.3%
Tax Rate (%) 14% to 20% 14% to 20%
Shares (million) 47.4 47.4

Manufacturing Cost Leadership
High-volume End-market Focus
Strong Customer Relationships
Aggressive New Product Introduction
Strategic Acquisitions
Innovative Process and Packaging Technology
Product Portfolio Expansion
Diodes Revenue Growth

DIODES INCORPORATED

Strategy: Profitable Growth Page 24

25
A Strong Global Partnership
A Winning Combination
* 2012 Pro Forma Financials = 3Q 2012 YTD plus mid-point of 4Q 2012 guidance
2012 Revenue $634m*
2012 Gross Margin 25.1%
High volume Discrete,
Analog and Logic products
Cost efficient packaging
capabilities
Strong global presence
Broad product and customer
base
Consumer, computing  and
industrial focus
Expanded  application
platform  and broader
Analog footprint
Manufacturing synergies
Operating synergies
End equipment
diversification
Expanded customer base
and distribution channels
Expanded Asian  position
SYNERGIES
+ =
2012 Revenue $142m*
2012 Gross Margin 27.5%
Solid  Standard Linear and
Power Management offering
Strong AC/DC Solutions for
Switch-Mode Power Supply
chargers and adaptors
Cost effective China wafer
fab capability and capacity
Extensive China-based
development team
Strong China-local market
position.

26
BCD Fits Diodes’ M&A Strategy
MUST HAVE’s
Synergistic with Diodes’ packaging capabilities and capacity
PLUS FACTORS
Accretive in 1 year
Enter new product area
Increase existing product portfolio
Gain access to process and/or packaging technology
Strengthen regional sales potential
1
1
1
1
2
1
Degree of
FIT
1=Very synergistic, 2=Synergistic, 3=Fairly Synergistic
26

Manufacturing Cost Leadership
High-volume End-market Focus
Strong Customer Relationships
Aggressive New Product Introduction
Strategic Acquisitions
Innovative Process and Packaging Technology
Product Portfolio Expansion
Diodes Revenue Growth

BCD

DIODES INCORPORATED

Diodes Strategy: Profitable Growth Page 27 is another key milestone

DIODES
INCORPORATED

SmartMoney
THE WALL STREET JOURNAL

20TH
ANNIVERSARY
ISSUE

Thank you
Company Contact:
Diodes Incorporated
Laura Mehrl
Director of Investor Relations
P: 972-987-3959
E: laura_mehrl@diodes.com
Investor Relations Contact:
Shelton Group
Leanne K. Sievers
EVP, Investor Relations
P: 949-224-3874
E: lsievers@diodes.com
www.diodes.com
Diodes was named one of
the 10 Best Stocks of the
Past 20 Years – March 2012